EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Acxiom Corporation (the Company) on Form 10-K for the fiscal year ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Scott E. Howe, Chief Executive Officer & President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott E. Howe
Scott E. Howe
Chief Executive Officer & President
May 25, 2018